Trade Receivables	12 Months Ended
Dec. 31, 2021
Disclosure of Trade Receivables [Abstract]
TRADE RECEIVABLES

NOTE 6: TRADE RECEIVABLES

A receivable represents the Company’s right to an amount of consideration that is unconditional (i.e., only the passage of time is required before payment of the consideration is due). Most trade receivables are derived from the sale of electrical components and services to external customers by the Company’s wholly owned subsidiary, Volta. Trade receivables are non-interest bearing and are generally on terms of 30 to 90 days.

Information about the credit risk exposure of the Company’s trade receivables as of December 31, 2021 is as follows:

	Trade receivables aging
	1-30 days	31 - 60 days	61 - 90 days	>91 days	Allowance for ECL	Total

Gross carrying amount	$441	$382	$73	$260	$(118)	$1,038